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                                                                    Exhibit 10.4

                       FIRST AMENDMENT TO PLEDGE AGREEMENT

     This FIRST AMENDMENT TO PLEDGE AGREEMENT (this "Amendment"), made and entered into as of August 13, 2004, but is effective retroactively to July 30, 2004, is by and between RTW, Inc., a Minnesota corporation (the "Pledgor"), and U.S. Bank National Association, a national banking association (the "Secured Party ").


                                    RECITALS

     1. The Secured Party and the Pledgor entered into a Pledge Agreement dated as of July 30, 2004 (the "Pledge Agreement"); and

     2. The Pledgor desires to amend certain provisions of the Pledge Agreement, and the Secured Party has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

     SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Pledge Agreement, unless the context shall otherwise require.

     SECTION 2. AMENDMENTS. The Pledge Agreement is hereby amended as follows:

          2.1 RECITALS. Recital A to the Pledge Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               A. The Pledgor and the Secured Party entered into a Letter of Credit Reimbursement Agreement (the "Reimbursement Agreement") dated concurrently herewith under which the Secured Party may from time to time issue letters of credit for the account of the Pledgor.

     SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Amendment shall become effective upon delivery by the Pledgor of, and compliance by the Pledgor with, the following:

     SECTION 4. REPRESENTATIONS, WARRANTIES, AUTHORITY, NO ADVERSE CLAIM. The Pledgor hereby represents that on and as of the date hereof and after giving effect to this


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Amendment all of the representations and warranties contained in the Pledge
Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Pledge Agreement.

     SECTION 5. AFFIRMATION OF PLEDGE AGREEMENT, FURTHER REFERENCES, AFFIRMATION OF SECURITY INTEREST. The Secured Party and the Pledgor each acknowledge and affirm that the Pledge Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Pledge Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Pledge Agreement are hereby amended and shall refer to the Pledge Agreement as amended by this Amendment.

     SECTION 6. COUNTERPARTS. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

     SECTION 7. GOVERNING LAW. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


PLEDGOR:
                                          RTW, INC.


                                          By: /s/ Alfred L. LaTendresse
                                              ----------------------------------
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

SECURED PARTY:

                                          U.S. BANK NATIONAL ASSOCIATION


                                          By: /s/ Christine J. Geer
                                              ----------------------------------
                                              Title: Corporate Banking Officer




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